UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 17, 2009

RESPONSE GENETICS, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0001124608	11-3525548
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

1640 Marengo St. 6th floor
Los Angeles, CA		90033
(Address of Principal		(Zip Code)
Executive Offices)

Registrant’s telephone number, including area code  323 - 224 - 3900

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01     Changes In Registrant’s Certifying Accountant.

(a)    Dismissal of Principal Accountant

On July 14, 2009, Response Genetics, Inc. (the “Company”) dismissed SingerLewak LLP as independent registered public accounting firm for the Company.  The decision to dismiss SingerLewak LLP was approved by the Audit Committee (the “Audit Committee”) of the Board of Directors of the Company.

SingerLewak LLP’s audit reports on the Company’s consolidated financial statements for the past two fiscal years did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During our two most recent fiscal years and through the date of this Current Report on Form 8-K (i) there were no disagreements with SingerLewak LLP  on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to SingerLewak LLP’s satisfaction, would have caused them to make reference to the subject matter in connection with their reports on the Company’s consolidated financial statements and supporting schedules for such years; and (ii) there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Singer Lewak LLP with a copy of the disclosures in this Form 8-K and has requested that SingerLewak LLP furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not SingerLewak LLP agrees with the Company's statements in this Item 4.01(a).  Attached as Exhibit 16.1 is a copy of SingerLewak LLP’s letter stating their agreement with such statements.

(b)    Engagement of Principal Accountant

On July 14, 2009, the Audit Committee appointed BDO Seidman, LLP to serve as the Company’s independent registered public accounting firm.  BDO Seidman, LLP  was engaged by the Company on July 17, 2009 and the change in auditors became effective on July 17, 2009.  BDO Seidman LLP will review our financial statements beginning the fiscal quarter ending June 30, 2009 and will audit our financial statements for the fiscal year ending December 31, 2009.

During our two most recent fiscal years and through the date of this Current Report on Form 8-K, neither the Company, nor any party on the Company’s behalf, consulted BDO Seidman LLP with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered on our consolidated financial statements, and no written report or oral advice was provided to us that BDO Seidman LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) the subject of any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01 – Financial Statements and Exhibits.

(d)	Exhibits

16.1	Letter from SingerLewak LLP to the Securities and Exchange Commission dated July 17, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESPONSE GENETICS, INC.

By:	/s/ Thomas Stankovich
Thomas Stankovich
Vice President, Chief Financial Officer and Secretary

Date:  July 17, 2009